MAINSTAY VP FUNDS TRUST

MainStay VP T. Rowe Price Equity Income Portfolio

(the “Portfolio”)

Supplement dated January 23, 2015 (“Supplement”)

to the Prospectus dated May 1, 2014, as supplemented

Effective May 1, 2015, the Prospectus is revised as follows:

1.	Investment Objective

The Portfolio seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

2.	The first paragraph of the “Principal Investment Strategies” section is replaced with the following:

The Portfolio, under normal circumstances, will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have strong track records of paying dividends or that are believed to be undervalued.

3.	The first sentence of the fourth paragraph of the “Principal Investment Strategies” section is replaced with the following:

The Portfolio generally seeks investments in large capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the S&P 500 Stock Index.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.